================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           KEITHLEY INSTRUMENTS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           KEITHLEY INSTRUMENTS, INC.
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------

     (5) Total fee paid:

         ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:
                                -----------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
                                                      -------------------------
     (3) Filing Party:
                      ---------------------------------------------------------
     (4) Date Filed:
                    -----------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

KEITHLEY LOGO                                                                          KEITHLEY INSTRUMENTS, INC.
                                                                                       28775 Aurora Road
                                                                                       Solon, Ohio 44139
                                                                                       (440) 248-0400
                                                                                       Fax (440) 248-6168

                                                               December 29, 1997

TO THE SHAREHOLDERS OF KEITHLEY INSTRUMENTS, INC.

     This year's Annual Meeting of Shareholders of Keithley Instruments, Inc. will be held at 12:00 Noon (EST), Saturday, February 14, 1998, at our corporate headquarters, 28775 Aurora Road, Solon, Ohio.

     In addition to acting on the matters outlined in the Proxy Statement, we look forward to giving you a progress report on the first quarter which will end on December 31, 1997. As in the past, there will be an informal presentation on the Company's businesses.

     We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated and will ensure that your shares will be represented at the Annual Meeting. If you do attend the Annual Meeting, you may withdraw your Proxy should you wish to vote in person.

     On behalf of the Directors and management of Keithley Instruments, Inc., we would like to thank you for your continued support and confidence in the Company.

Sincerely yours,

     /s/ Joseph P. Keithley
     JOSEPH P. KEITHLEY
     Chairman, President and Chief Executive Officer

--------------------------------------------------------------------------------

KEITHLEY LOGO                   KEITHLEY INSTRUMENTS, INC.
                                28775 Aurora Road
                                Solon, Ohio 44139
                                (440)248-0400
                                Fax (440) 248-6168

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Keithley Instruments, Inc. will be held at the company's corporate headquarters, 28775 Aurora Road, Solon, Ohio, on Saturday, February 14, 1998, at 12:00 Noon (EST), for the following purposes:

          (1) To consider such reports as may be laid before the Annual Meeting;

          (2) To elect eight members of the Board of Directors to serve until the next annual meeting of shareholders and until their successors shall have been duly elected and qualified, leaving two vacancies to be filled by the Board of Directors at its discretion;

          (3) To vote on a proposal to approve the Keithley Instruments, Inc. 1997 Directors' Stock Option Plan;

          (4) To vote on a proposal to approve the Board of Directors' selection of Price Waterhouse LLP as independent accountants of the Company; and

          (5) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only holders of Common Shares and Class B Common Shares of record at the close of business on Tuesday, December 16, 1997, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                            By Order of the Board of Directors,

                                            /s/ James B. Griswold
                                            JAMES B. GRISWOLD
                                            Secretary

December 29, 1997

           PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.
              A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                           KEITHLEY INSTRUMENTS, INC.
                               28775 Aurora Road
                               Solon, Ohio 44139

                                PROXY STATEMENT
                     --------------------------------------

         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 14, 1998

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Keithley Instruments, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on February 14, 1998, and any postponements or adjournments thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

     The expense of soliciting proxies, including the cost of preparing, assembling and mailing the proxy materials will be borne by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally and by telephone, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. No solicitation will be made other than by Directors, officers and employees of the Company.

     Any person giving a proxy pursuant to this solicitation may revoke it by giving notice to the Company in writing or in open meeting. All validly executed Proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, and the directions contained in such Proxies will be followed in each instance. If no directions are given, the Proxy will be voted FOR the election of the nominees listed in the Proxy and FOR the proposals set forth in the Notice.

     This Proxy Statement and the accompanying President's letter, notice and Proxy, together with the Company's annual report to shareholders for the fiscal year ended September 30, 1997, are first being sent to shareholders on or about December 29, 1997.

                                 VOTING RIGHTS

     As of the close of business on December 16, 1997, there were outstanding 4,885,655 Common Shares, without par value, of the Company (the "Common Shares") and 2,785,378 Class B Common Shares, without par value, of the Company (the "Class B Common Shares"). The holders of the outstanding Common Shares on that date will be entitled to one vote for each share held and the holders of the outstanding Class B Common Shares on that date will be entitled to ten votes for each share held.

     The presence in person or by proxy of a majority of the votes entitled to be cast by holders of the Common Shares will constitute a quorum for the election of the three Directors to be elected separately by holders of the Common Shares (see "Election of Directors"). The presence in person or by proxy of a majority of the votes entitled to be cast by the holders of outstanding Common Shares and Class B Common Shares will constitute a quorum for the election of the remaining five Directors and for action on other matters submitted to a vote of the shareholders. The three nominees receiving the greatest number of votes of the Common Shares voting separately as a class and the five other nominees receiving the greatest number of votes of the Common Shares and the Class B Common Shares voting together without regard to class will be elected as Directors. The affirmative vote of a majority of the Common Shares and the Class B Common Shares outstanding and voting together without regard to class is required for approval of each other matter to be submitted to a vote of the shareholders. Abstaining votes and broker non-votes will not count in favor of, or against, election of a nominee or approval of any matter to be voted upon by the shareholders.

     The Ohio Revised Code, as it applies to the Company, provides that if notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that he or she desires the voting at such election to be cumulative, and an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or the Secretary or by or on behalf of the shareholder giving such notice, then each shareholder shall have cumulative voting rights in the election of Directors, enabling him or her to give one nominee for Director as many votes as is equal to the number of Directors to be elected multiplied by the number of shares in respect of which such shareholder is voting, or to distribute his or her votes on the same principle among two or more nominees, as he or she sees fit. Only shareholders of record at the close of business on December 16, 1997 are entitled to notice of and to vote at this meeting.

                             PRINCIPAL SHAREHOLDERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following persons are known to the Company to be the beneficial owners of more than 5% of the voting securities of the Company as of December 16, 1997:

                                                             CLASS B COMMON SHARES
                                    COMMON SHARES                     (1)
                               ------------------------     ------------------------
                                NUMBER OF                   NUMBER OF                    PERCENTAGE
                                 SHARES                       SHARES                     OF TOTAL
                               BENEFICIALLY    PERCENT      BENEFICIALLY    PERCENT       VOTING
 NAME OF BENEFICIAL OWNER       OWNED(2)       OF CLASS      OWNED(2)      OF CLASS        POWER
---------------------------    -----------     --------     ----------     ---------     ---------
Joseph P. Keithley.........      151,510(3)       3.1%      2,649,586 (4)     95.1%         81.2%
Kennedy Capital Management,
  Inc.(5)..................      646,870         10.7%             --           --           1.5%
First Pacific Advisors,
  Inc.(6)..................      674,000         14.5%             --           --           2.1%

---------------

(1) Pursuant to the Company's Amended Articles of Incorporation, all holders of Class B Common Shares are entitled to convert any or all of their Class B Common Shares into Common Shares at any time, on a share-for-share basis. The Company may not issue any additional Class B Common Shares unless such issuance is in connection with share dividends or share splits of the Class B Common Shares.

(2) This information has been furnished by each owner. The number of shares indicated for each owner includes those shares owned of record and beneficially by such owner unless otherwise indicated.

(3) Includes Common Shares represented by options exercisable on or before February 14, 1998, by Joseph P. Keithley (81,672 shares). Such shares are deemed to be outstanding for the purpose of computing the percentage of shares outstanding owned by Mr. Keithley and his percentage of total voting power of the Company's capital stock, but are not deemed outstanding for the purpose of computing the percentage of shares held by or total voting power of any other person. Also includes 16,352 shares of restricted stock which are subject to certain vesting requirements, 20,000 shares owned of record by a partnership of which Joseph P. Keithley serves as the general partner and 1,224 shares owned of record by Joseph P. Keithley's wife. Joseph P. Keithley disclaims beneficial ownership with respect to the shares owned of record by his wife.

(4) Includes 2,400,000 shares owned of record by two partnerships of which Joseph P. Keithley serves as the general partner and 184,586 shares owned of record by a charitable trust of which Joseph P. Keithley serves as trustee.

(5) Derived from information set forth on a Schedule 13G of Kennedy Capital Management, Inc. dated February 10, 1997.

(6) Derived from information set forth on a Schedule 13G of First Pacific Advisors, Inc. dated February 12, 1997.

     The business address of Mr. Keithley is 28775 Aurora Road, Solon, Ohio 44139. Kennedy Capital Management, Inc's. address is 10829 Olive Boulevard, St. Louis, Missouri 63141; and First Pacific Advisors, Inc.'s address is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

SECURITY OWNERSHIP OF MANAGEMENT

     The beneficial ownership of Common Shares and Class B Common Shares by each of the Directors, each of the executive officers named in the Summary Compensation Table and by the executive officers and Directors of the Company as a group on December 16, 1997, is set forth in the table below:

                                                                          CLASS B
                                         COMMON SHARES                COMMON SHARES(1)
                                    ------------------------     --------------------------
                                     NUMBER OF                    NUMBER OF                      PERCENTAGE
                                      SHARES                       SHARES                            OF
         NAME AND ADDRESS           BENEFICIALLY    PERCENT      BENEFICIALLY     PERCENT       TOTAL VOTING
        OF BENEFICIAL OWNER         OWNED(2)(3)     OF CLASS      OWNED(2)        OF CLASS        POWER(3)
----------------------------------- -----------     --------     -----------     ----------     -------------
Brian R. Bachman...................     7,333            *               --           --                *
James T. Bartlett..................    40,106            *               --           --                *
Dr. Arden L. Bement, Jr............    17,640            *               --           --                *
James B. Griswold..................    32,706            *               --           --                *
Leon J. Hendrix, Jr................    20,161            *               --           --                *
Joseph F. Keithley(6)..............    48,366          1.0%          25,244            *                *
Joseph P. Keithley.................   151,510          3.1%       2,649,586         95.1%            81.2%
Ronald M. Rebner...................   117,242          2.4%              --           --                *
R. Elton White.....................    35,795            *               --           --                *
Hermann Hamm.......................   124,766          2.5%              --           --                *
Frederick R. Hume..................    75,893          1.5%              --           --                *
Gabriel A. Rosica..................     4,050            *               --           --                *
All officers and Directors as a
  group (16 persons including the
  above)...........................   898,354         17.0%       2,674,830         96.0%            83.4%

---------------

*Less than 1%

 (1) Pursuant to the Company's Amended Articles of Incorporation, all holders of Class B Common Shares are entitled to convert any or all of their Class B Common Shares into Common Shares at any time, on a share-for-share basis. The Company may not issue any additional Class B Common Shares unless such issuance is in connection with share dividends on or share splits of the Class B Common Shares.

 (2) This information has been furnished by each Director and officer. The number of shares indicated for each such person includes those shares owned of record and beneficially by him unless otherwise indicated.

 (3) Includes Common Shares represented by options exercisable on or before February 14, 1998 by Brian R. Bachman (5,000 shares), James T. Bartlett (8,000 shares), Dr. Arden L. Bement, Jr. (6,200 shares), James B. Griswold (8,000 shares), Leon J. Hendrix, Jr. (8,000 shares), Joseph P. Keithley (81,672 shares), Ronald M. Rebner (45,790 shares), R. Elton White (6,800 shares), Hermann Hamm (43,944 shares), Frederick R. Hume (70,078 shares), Gabriel A. Rosica (1,200 shares), and all officers and Directors as a group (395,367 shares). Such shares are deemed to be outstanding for the purpose of computing the percentage of shares outstanding owned by each of the individuals and all officers and Directors as a group and their percentage of total voting power of the Company's capital stock, respectively, but are not deemed outstanding for the purpose of computing the percentage of shares held by or total voting power of any other person. Also includes restricted stock shares which are subject to certain vesting requirements for Joseph P. Keithley (16,352 shares), Mr. Rebner (26,906 shares) and all officers as a group (82,528 shares). Includes shares owned under the Keithley Instruments, Inc. 1996 Outside Directors Deferred Stock Plan for the benefit of Mr. Bachman (2,333 shares), Mr. Bartlett (4,556 shares), Dr. Bement (4,840 shares), Mr. Griswold (4,491 shares), Mr. Hendrix (4,161 shares), Mr. White (3,995 shares) and Mr. Rosica (850 shares), as to which such persons do not have current voting rights.

 (4) Includes 10,500 shares owned of record by Mr. Bartlett's children and 2,050 shares owned of record by his wife. Mr. Bartlett disclaims beneficial ownership with respect to the shares owned of record by his wife.

 (5) Includes 1,125 shares owned by a trust, of which Mr. Griswold acts as co-executor.

 (6) Joseph P. Keithley's father.

 (7) Includes 8,994 shares owned of record by Joseph F. Keithley's wife, as to which shares Joseph F. Keithley disclaims beneficial ownership.

 (8) Includes 20,000 shares owned of record by a partnership for which Joseph P. Keithley serves as the general partner and 1,224 shares owned of record by Joseph P. Keithley's wife. Joseph P. Keithley disclaims beneficial ownership with respect to the shares owned of record by his wife.

 (9) Includes 2,400,000 shares owned of record by two partnerships for which Joseph P. Keithley serves as the general partner and 184,586 shares owned of record by a charitable trust for which Joseph P. Keithley serves as trustee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Shares to file with the Commission initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company. The Company believes that during the fiscal year ended September 30, 1997, its officers, Directors and holders of more than 10% of the Company's Common Shares complied with all Section 16(a) filing requirements.

                             ELECTION OF DIRECTORS

     The Proxy holders named in the accompanying Proxy or their substitutes will vote the Proxies at the Annual Meeting, or any postponements or adjournments thereof, for the election as Directors of the eight nominees named below unless the shareholder, by so indicating on the Proxy, instructs that such Proxy be voted against such proposal or that the authority to vote for any one or more nominees is withheld. If the eight nominees are elected at the Annual Meeting, there will be two vacancies on the Board of Directors. The vacancies on the Board may be filled by the Directors pursuant to the Company's Code of Regulations without further action by the shareholders. The reason for electing a number of Directors fewer than the number of Directors fixed pursuant to the Company's Code of Regulations is that it is believed desirable to have vacancies available which could be filled by the Directors without the time and expense involved in holding a special meeting of shareholders, should a person who could make a valuable contribution as a Director of the Company become available during the year. No decision has been made to fill the vacancies, nor have any candidates been considered and approved by the Board of Directors. Proxies cannot be voted at the annual meeting for a greater number of persons than the eight nominees named in this Proxy Statement, although additional nominations can be made by the shareholders at the meeting.

     Each of the Directors to be elected at the meeting is to serve until the next Annual Meeting and until his successor shall have been elected and qualified. Pursuant to the Company's Amended Articles of Incorporation, one-fourth (calculated to the nearest whole number) of the number of authorized directors, which presently equals three directors, is entitled to be elected by the Common Shares voting separately as a class. Messrs. Bartlett, Hendrix and Rebner have been nominated as the Directors to be so elected by the holders of the Common Shares of the Company. The remaining five nominees are to be elected by the holders of the Common Shares and the Class B Common Shares voting together.

     If cumulative voting is in effect, the Proxy holders will have full discretion and authority to vote for any one or more of the eight nominees. In the event of cumulative voting, the Proxy holders will vote the shares represented by each Proxy so as to maximize the number of nominees that will be elected to the Board.

     Each of the nominees has indicated his willingness to serve as a Director, if elected. In addition, each of the nominees is presently a member of the Board of Directors. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for each substitute nominee as may be named by the Board of Directors.

                             NOMINEES FOR ELECTION

       NAME AND AGE
        OF NOMINEE                          BUSINESS EXPERIENCE                 DIRECTOR SINCE
---------------------------    ---------------------------------------------    --------------
Joseph P. Keithley             Chairman of the Board of Directors since              1986
  Age 49                         1991, Chief Executive Officer since
                                 November 1993 and President since May 1994.
                                 Director of Brush Wellman, Inc., a
                                 manufacturer of engineered materials
                                 supplying worldwide markets with beryllium
                                 products, alloy products, ceramic prod-
                                 ucts, precious metal products and
                                 engineered material systems.
Ronald M. Rebner(1)            Vice President and Chief Financial Officer of         1988
  Age 53                         the Company since 1981.
Brian R. Bachman               Senior Vice President, Semiconductor and              1996
  Age 52                         Speciality Systems of Eaton Corporation
                                 since January 1996, responsible for
                                 aerospace controls, commercial controls,
                                 Navy controls and Semiconductor Equipment
                                 Operations. Previously Vice President,
                                 Standard Products Business Group of Philips
                                 Semiconductor, one of the world's largest
                                 semiconductor manufacturers, for Philips
                                 Electronics N.V., from 1991 through 1995.
James T. Bartlett(1)           Managing Director since 1986 of Primus                1983
  Age 60                         Venture Partners, the fund manager for
                                 Primus Capital Fund and Primus Capital Fund
                                 II, III and IV, venture capital limited
                                 partnerships. Director of Oglebay Norton
                                 Company, a provider of products and
                                 services to the steelmaking and related
                                 industries and Lamson & Sessions Co., a
                                 provider of products for the construction
                                 and telecommunications industries.
Dr. Arden L. Bement, Jr.       Professor of Engineering and Director of              1988
  Age 65                         Midwest Superconductivity Consortium at
                                 Purdue University since 1993. Previously
                                 Vice President, Science and Technology of
                                 TRW, Inc., a manufacturer of products for
                                 the defense, space and automotive markets,
                                 from 1980 to 1993.
James B. Griswold(2)           Partner in the law firm of Baker & Hostetler          1989
  Age 51                         LLP since 1982.
Leon J. Hendrix, Jr.(1)        Principal, Clayton, Dubilier & Rice, Inc., a          1990
  Age 56                         private investment firm. Previously Chief
                                 Operating Officer of the Reliance Electric
                                 Company from September 1992 through October
                                 1993. Director of NACCO Industries, Inc., a
                                 holding company with subsidiaries that
                                 manufacture forklift trucks, small
                                 electrical appliances, mine and market lig-
                                 nite coal and operate specialty retail
                                 stores, Cambrex Corp., a manufacturer of
                                 specialty chemicals and commodity chemical
                                 intermediates, WESCO Distribution, Inc., a
                                 distributor of electrical supplies,
                                 Remington Arms Co., a manufacturer and
                                 marketer of firearms and ammunition, and
                                 Riverwood International Corp., a leading
                                 global provider of paperboard and
                                 paperboard packaging systems.

       NAME AND AGE
        OF NOMINEE                          BUSINESS EXPERIENCE                 DIRECTOR SINCE
---------------------------    ---------------------------------------------    --------------
R. Elton White                 Private Investor. Previously President of NCR         1994
  Age 55                         Corporation from 1991 to December 1993.
                                 Director of Kohl's Corporation, which owns
                                 specialty department stores, and Flowserve
                                 Corporation, a manufacturer of fluid
                                 handling products for process industries.

---------------

(1) Elected by holders of Common Shares only.

(2) Baker & Hostetler LLP served as general legal counsel to the Company during the fiscal year ended September 30, 1997 and is expected to render services in such capacity to the Company in the future.

                       INFORMATION REGARDING MEETINGS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has an Executive Committee, an Audit Committee, a Compensation and Human Resources Committee and a Strategy Committee. The Board of Directors does not have a nominating committee. The Executive Committee possesses and may exercise all of the powers of the Board of Directors, to the extent permitted by law, during intervals between meetings of the Board of Directors. All actions of the Executive Committee are reported to the Board of Directors at its first meeting following such action or actions. The Audit Committee reviews the activities of the Company's independent accountants and various Company policies and practices. The Compensation and Human Resources Committee approves the grant of stock options and reviews and determines the compensation of certain key executives. The Strategy Committee reviews the appropriateness of current business and technical strategies and explores new business possibilities.

     Set forth below is the current membership of each of the above-described committees with the number of meetings held during the fiscal year ended September 30, 1997, in parentheses.

                                                          COMPENSATION AND HUMAN
       EXECUTIVE                      AUDIT                 RESOURCES COMMITTEE               STRATEGY
    COMMITTEE (NONE)             COMMITTEE (TWO)                  (THREE)                 COMMITTEE (FOUR)
------------------------    -------------------------    -------------------------    -------------------------
Joseph P. Keithley          Leon J. Hendrix, Jr.         James T. Bartlett            Dr. Arden L. Bement, Jr.
   (Chairman)               (Chairman)                   (Chairman)                          (Chairman)
James T. Bartlett           James B. Griswold            Brian R. Bachman             Brian R. Bachman
Leon J. Hendrix, Jr.        Dr. Arden L. Bement, Jr.     James B. Griswold            James T. Bartlett
                                                         R. Elton White               James B. Griswold
                                                                                      Leon J. Hendrix, Jr.
                                                                                      Joseph F. Keithley
                                                                                      Joseph P. Keithley
                                                                                      Ronald M. Rebner
                                                                                      R. Elton White

     The Board of Directors held five meetings during the fiscal year ended September 30, 1997. During that fiscal year, with the exception noted below, no incumbent Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he served as a Director and (ii) the total number of meetings held by committees of the Board on which he served, during the periods that he served. Joseph F. Keithley attended 60% of the aggregate of such meetings.

     Directors who are not employees of the Company receive an annual fee of $10,000 paid in five installments. Unless Chairman of a committee, such Directors receive an additional $1,000 for each Board meeting attended and $575 for each committee meeting attended, except for Executive Committee meetings for which no additional monies are paid. Each Committee Chairman who is not an employee of the Company is paid $1,150 for presiding as Chairman at a committee meeting. Directors may defer their fees under the Keithley Instruments, Inc. 1996 Outside Directors Deferred Stock Plan.

                      EXECUTIVE COMPENSATION AND BENEFITS

     The Company's compensation and benefit programs are designed to enable the Company to attract, retain and motivate the best possible employees to operate and manage the Company at all levels.

     In general, all U.S. based employees receive a base salary, participate in a Company supported retirement savings plan, are provided with medical and other welfare benefit coverages and participate in a Company funded pension plan. Employees outside of the United States are similarly covered by comprehensive compensation and benefit programs.

EMPLOYMENT AGREEMENTS

     Employment Agreement with Named Executive Officers of the Company. Pursuant to an employment agreement which was entered into on September 26, 1988, Joseph
P. Keithley is required to be compensated at the rate of at least $120,000 per year initially for a five-year period which ended September 26, 1993 and is automatically renewable for one-year periods thereafter. Pursuant to employment agreements which were entered into on December 10, 1986, Mr. Hamm and Mr. Rebner are required to be compensated at the rate of at least $137,655 and $105,700 per year, respectively. Mr. Hamm's and Mr. Rebner's agreements initially covered a three-year period, and are automatically renewable for one-year periods thereafter. Mr. Hamm's compensation is paid in Deutsche Marks; the dollar amount shown above is based on an average exchange rate for Deutsche Marks during fiscal 1997. Effective November 1, 1997, Mr. Hamm resigned from his Executive Officer position with the Company.

     Employment Agreement for Joseph F. Keithley. The Company entered into an employment agreement on September 26, 1988, with Joseph F. Keithley. Under the terms of the agreement, Joseph F. Keithley will be compensated at the rate of not less than $5,000 per month until he elects to voluntarily retire from active employment by the Company. Upon Mr. Keithley's voluntary retirement, he will be compensated at a consulting rate of not less than $5,000 per month. The Company will continue to provide group life, hospitalization, pension plans and other benefit plans throughout the term of the agreement. Under the provisions of Mr. Keithley's employment agreement, he is not eligible to participate in the Company's other compensation plans. The Company may terminate the employment agreement for Reasonable Cause (as defined in the employment agreement) relating to any failure by Mr. Keithley to perform his obligations thereunder. The duties of the Company and Mr. Keithley will terminate upon his death or upon such a termination for Reasonable Cause. Mr. Keithley plans to retire effective June 1998.

EMPLOYEE BENEFIT PLANS

     Retirement Plans. The Company's United States pension plan provides retirement benefits to eligible participants who terminate employment at or after age 65, or who terminate employment before age 65 with at least five years of service. Benefits commence after termination of employment, but generally not before age 55. Retirement benefits are computed on the basis of pension credits for each year of the employee's service. Generally, an employee's pension credits will be equal to the sum of (i) 0.9% of the employee's high five-year average annual compensation, not in excess of the employee's Social Security "covered compensation" (as defined by Section 401(l)(5)(E) of the Internal Revenue Code) as of September 30, 1991, plus 1.5% of such average annual compensation in excess of "covered compensation," with such sum multiplied by the employee's years of credited service (up to 30 years) through September 30, 1991; plus (ii) 1.2% of the employee's annual compensation for each plan year beginning on or after October 1, 1991. The employee's annual retirement benefit, when paid as a life annuity commencing at age 65, will equal the total of the pension credits he has earned. If the individuals listed in the compensation table (except for Mr. Hamm and Mr. Hume) were to continue to be employees until their attainment of age 65 at the rate of compensation they received during fiscal 1997, their annual retirement benefits would be as follows: Joseph P. Keithley, $76,879; Mr. Rosica, $16,464 and Mr. Rebner, $55,071. Mr. Hume resigned from his Executive Officer position with the Company effective October 6, 1997. If he elects to begin collecting his benefit at age 55, the estimated annual retirement benefit would be $9,744. If he waits until age 65, the benefit would be $21,183 annually.

     Mr. Hamm is not covered by the Company's United States pension plan but is covered by a pension plan held by the Company's German subsidiary. The pension obligations under this plan are fully covered by a reinsurance agreement between the Company's German subsidiary and a life insurance company. Mr. Hamm resigned from his Executive Officer position with the Company effective November 1, 1997. His estimated annual retirement benefit at age 65 is $65,835. Mr. Hamm's pension benefit will be paid in Deutsche Marks; the dollar amount shown above is based on an average exchange rate of Deutsche Marks during fiscal 1997.

     Keithley Retirement Savings Trust and Plan. Effective January 1, 1988, the Company implemented the Keithley Instruments, Inc. Retirement Savings Trust and Plan (the "Plan"). The Plan permits all eligible employees of the Company and its subsidiaries who elect to participate in the Plan to make payroll deductions for contribution by the Company or subsidiary to the Plan. Payroll deductions cannot be less than 1% or more than 15% of a participant's total compensation (excluding certain fringe benefits and some types of incentive compensation) for the Plan year. The Plan qualifies under Sections 401(a), 401(k) and 501(a) of the Internal Revenue Code of 1986.

     The Plan provides for matching contributions at the Company's discretion which will not exceed 6% of a participant's compensation during the Plan year. All contributions under the Plan are directed to the appropriate fund by Schwab Retirement Services, Inc., the custodian of the Plan. The investment options available during fiscal 1997 included (i) a money market fund invested in U.S. Treasury notes, bills and other direct obligations of the United States Treasury, (ii) a pooled fixed income account invested primarily in insurance companies and other investment contracts, (iii) ten equity mutual funds:
Fidelity Puritan Fund, Aim Charter Fund, Fidelity Magellan Fund, Twentieth Century Select Investors, Twentieth Century Growth Investors, Vanguard Index Extended Market, T. Rowe Price New Horizons Fund, Pioneer Capital Growth Fund,
T. Rowe Price Science and Technology Fund and Scudder Global Fund , and (iv) a Personal Choice Retirement Account in which a participant may choose to invest in any stock listed on a major U.S. exchange, over 800 mutual funds or other bonds and fixed-income investments. Each participant designates the fund or funds in which his contributions, as well as the Company's matching contributions, shall be invested. Participant's contributions are fully vested at all times. A participant's interest in the Company's contributions is fully vested after three years of eligible service with the Company.

     1997 Annual Senior Manager Extra Compensation Plan. This plan provides additional compensation to executive officers based on consolidated corporate and, in some instances, divisional performance for the fiscal year ended September 30, 1997. Individual objectives also may be established. Extra compensation for the group of senior managers, including the executive officers of the Company, may not exceed 100% of each senior manager's October 1, 1996, base salary unless approved by the Company's Board of Directors. The additional compensation is based upon earnings before taxes and return on assets before any deduction for senior manager extra compensation.

     1984 Stock Option Plan. The 1984 Stock Option Plan provides for the issuance of "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code, and nonqualified stock options, for federal income tax purposes, to key employees. The primary features of the plan are summarized below.

     The 1984 Stock Option Plan is administered by the Compensation and Human Resources Committee. Incentive stock options and nonqualified stock options are granted for terms of up to ten years. The option price of an incentive stock option equals the fair market value of the Common Shares on the date the option is granted. In the case of a participant owning more than 10% of the voting power of the Company's voting securities, the term of the incentive stock option must be no more than five years and the option price must be at least 110% of the fair market value of the Common Shares on the date the option is granted. The option price for Common Shares under a nonqualified stock option is determined by the Committee on the date such option is granted. The Committee may, at its discretion, grant stock appreciation rights that give the employee the right to be paid in an amount equal to the excess of the market price of the Common Shares at the date of the exercise of the option over the option price. Payment of the stock appreciation right may be made in cash, Common Shares of the Company, or a combination thereof. The 1984 Stock Option Plan expired by its terms on February 11, 1994. All options outstanding at the time of termination of this plan continue in full force and effect in accordance with and subject to their terms.

     1992 Stock Incentive Plan. The 1992 Stock Incentive Plan provides for the issuance of "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code, nonqualified stock options, for federal income tax purposes, and restricted stock to key employees. The primary features of the plan are summarized below.

     The 1992 Stock Incentive Plan is administered by the Compensation and Human Resources Committee. Incentive stock options and nonqualified stock options are granted for terms of up to ten years. The option price of an incentive stock option is not less than 100% of the fair market value of the Common Shares on the date the option is granted. In the case of a participant owning more than 10% of the voting power of the Company's voting securities, the term of the incentive stock option must be no more than five years and the option price must be at least 110% of the fair market value of the Common Shares on the date the option is granted. The option price for Common Shares under a nonqualified stock option is determined by the Committee on the date such option is granted. The Committee may, at its discretion, grant stock appreciation rights that give the employee the right to be paid in an amount equal to the excess of the market price of the Common Shares at the date of the exercise of the option over the option price. Payment of the stock appreciation right may be made in cash, Common Shares of the Company, or a combination thereof. The 1992 Stock Incentive Plan will expire by its terms on February 8, 2002. All options outstanding at the time of termination of this plan shall continue in full force and effect in accordance with and subject to their terms.

     1992 Directors' Stock Option Plan. On February 15, 1997, the Company's Board of Directors terminated the 1992 Directors' Stock Option Plan. Prior to its termination, each individual who qualified as a nonemployee Director at the close of any annual meeting of the shareholders of the Company automatically was granted an option to purchase 600 Common Shares. The option price for each Common Share purchasable under an option was the fair market value of a Common Share on the date such option was granted. All options currently outstanding shall continue in full force and effect in accordance with and subject to their terms. The 1992 Directors' Stock Option Plan has been replaced by the 1997 Directors' Stock Option Plan, which was adopted by the Board of Directors, subject to shareholder approval. See "Proposal to Approve The Keithley Instruments, Inc. 1997 Director's Stock Option Plan." Pursuant to the 1997 Director's Stock Option Plan, each nonemployee Director was granted an option to purchase 5,000 Common Shares on February 15, 1997.

     1993 Employee Stock Purchase Plan. The 1993 Employee Stock Purchase Plan offers eligible employees of the Company the opportunity to acquire Common Shares at a discount and without incurring any material acquisition costs. Eligible employees can only participate in the Plan on a year-to-year basis, must enroll prior to the commencement of each Plan year and must authorize monthly payroll deductions. The purchase price of the Common Shares is 85 percent of the lower of the market price at the beginning or ending of the Plan year, which is on a calendar basis. Generally, all employees of the Company are eligible to participate in the Plan; however, temporary employees, employees who are customarily employed for less than five months in any calendar year, and employees who directly or indirectly own more than a 5% interest in the Company are not eligible to participate.

     The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company and the four other named Executive Officers of the Company as of September 30, 1997, during the fiscal years ended September 30, 1997, 1996 and 1995.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM COMPENSATION
                                                                             AWARDS
                                         ANNUAL COMPENSATION        ------------------------     ALL OTHER
      NAME AND PRINCIPAL               ------------------------     RESTRICTED       STOCK        COMPEN-
          POSITION            YEAR     SALARY ($)     BONUS ($)      STOCK $       OPTIONS #     SATION(1)($)
----------------------------  ----     ----------     ---------     ----------     ---------     ---------
Joseph P. Keithley            1997       274,353             0        147,168        60,000         2,124
  Chairman of the Board,      1996       259,375             0              0        75,000         4,863
  President and Chief         1995       240,545       265,225              0        32,000         2,033
  Executive Officer

Hermann Hamm (2)              1997       226,664         6,723              0             0       425,013
                              1996       245,958        34,942              0        10,000            --
                              1995       243,051       167,355              0        10,000            --

Frederick R. Hume (3)         1997       220,500             0              0             0       247,856
                              1996       217,375       100,883              0        18,000         4,843
                              1995       206,000       167,500              0        24,000         2,125

Ronald M. Rebner              1997       176,375             0        242,154        16,000         2,008
  Vice President and          1996       167,900             0              0        20,000         5,296
  Chief Financial Officer     1995       160,044       140,000              0        12,000         2,129

Gabriel A. Rosica (4)         1997       216,750       136,880              0        25,000         2,197
  Senior Vice President       1996       131,384        50,000              0        50,000        51,971
                              1995            --            --             --            --            --

---------------

(1) Consists of matching contributions under the Company's Retirement Savings Trust and Plan which is intended to quality under Section 1.401-1(b)(3) of the income tax regulations. See footnotes (2) and (3) for detailed information with respect to Mr. Hamm and Mr. Hume.

(2) Mr. Hamm served as the Company's Vice President European Operations until his resignation from this position effective November 1, 1997. The caption "All Other Compensation" includes the following items accrued on the Company's books: $326,539 in salary, $68,196 for company contributions to his pension plan, $16,042 for social security benefits, $10,656 for the estimated value of Mr. Hamm's use of his company car and $3,580 for death insurance premiums. These benefits are payable through October 31, 2000. Mr. Hamm's compensation is paid in Deutsche Marks and Swiss Francs. The amounts shown above are based on average exchange rates during the periods shown, and September 30, 1997, exchange rates for the amounts accrued.

(3) Mr. Hume served as the Company's Senior Vice President Strategic Planning and Technology until his resignation from this position effective October 6, 1997. The caption "All Other Compensation" includes the following items accrued on the Company's books: $130,000 per the terms of Mr. Hume's supplemental retirement plan payable in cash in February 1999, $95,244 in salary and $5,500 for an auto lease payable through February 23, 1998, and $2,112 for matching contributions under the Company's Retirement Savings Trust and Plan.

(4) Mr. Rosica became an employee of the company in February 1996. Prior to this time he was a Director. The salary column includes Mr. Rosica's earnings since becoming an employee and excludes Director's fees. Stock option awards include only those which were granted to Mr. Rosica as an employee.

                          OPTION GRANTS IN FISCAL 1997

                             INDIVIDUAL GRANTS
---------------------------------------------------------------------------     POTENTIAL REALIZABLE
                                    % OF TOTAL                                    VALUE AT ASSUMED
                                      OPTIONS                                   ANNUAL RATES OF STOCK
                                    GRANTED TO      EXERCISE                     PRICE APPRECIATION
                        OPTIONS      EMPLOYEES      OR BASE                        FOR OPTION TERM
                        GRANTED      IN FISCAL       PRICE       EXPIRATION     ---------------------
        NAME              (#)          YEAR          ($/SH)         DATE        5% ($)       10% ($)
--------------------    -------     -----------     --------     ----------     -------     ---------
Joseph P.
  Keithley..........    60,000          21.0        11.4375        9/19/07      431,579     1,093,706
Hermann Hamm........        --            --             --             --           --            --
Frederick R. Hume...        --            --             --             --           --            --
Ronald M. Rebner....    16,000           5.9        11.4375        9/19/07      115,088       291,655
Gabriel A. Rosica...    25,000           8.7        11.4375        9/19/07      179,825       455,711

                 AGGREGATED OPTION EXERCISES IN FISCAL 1997 AND
                        SEPTEMBER 30, 1997 OPTION VALUES

                            EXERCISED IN FISCAL                                  VALUE OF UNEXERCISED
                                   1997                   NUMBER OF                  IN-THE-MONEY
                           ---------------------    UNEXERCISED OPTIONS AT            OPTIONS AT
                             SHARES                   SEPTEMBER 30, 1997          SEPTEMBER 30, 1997
                            ACQUIRED     VALUE               (#)                         ($)
                           ON EXERCISE  REALIZED  --------------------------  --------------------------
           NAME                (#)        ($)     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------------- -----------  --------  -----------  -------------  -----------  -------------
Joseph P. Keithley........        --         --      73,172       165,000       380,062       314,913
Hermann Hamm(1)...........        --         --      23,444        20,500       132,192        67,125
Frederick R. Hume.........    10,014     70,041      67,828        37,250       342,642       101,781
Ronald M. Rebner..........     4,752     29,890      44,040        47,250       256,580       101,844
Gabriel A. Rosica.........        --         --       1,200        75,000         8,288        82,813

---------------

(1) Mr. Hamm resigned from his Executive Officer position with the Company effective November 1, 1997. The Company's Board of Directors accelerated the vesting of Mr. Hamm's options. As of December 5, 1997, all of Mr. Hamm's options are fully vested and are exercisable through October 31, 2000.

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

     The Company's Board of Directors has delegated to the Compensation and Human Resources Committee (the "Committee") the responsibility of evaluating and recommending for formal board approval the amounts of compensation paid to officers. The Committee is composed entirely of outside Directors.

     The guiding philosophy of the Company's executive compensation program is to attract, motivate and retain highly qualified senior managers to direct and grow the Company. Information is gathered to provide guidelines on pay for comparable positions in comparable industries. The pay of the officers is managed to assure that, in general, it falls between the median and the seventy-fifth percentiles of market survey averages. Beyond information that is available to the Company, the consulting firm iQuantic is used to analyze the competitiveness of the Company's compensation program.

     The program provides for a salary that is based upon individual performance, an annual bonus that is based upon the attainment of performance goals, and long-term incentives in the form of stock options. These programs were described earlier on pages 7 through 9 of this Proxy Statement.

     The salary for each executive officer is set based upon data from the Company's compensation consultant, iQuantic. The information used is the range of salaries paid to individuals who hold similar positions or have similar responsibilities within companies or divisions of companies of similar size in the electronics industry, which include some but not all of the companies included in the S&P Technology Sector, the Company's peer group identified in the performance graph on page 13 ("Peer Group").

     The magnitude of the annual bonus that is paid to each officer is determined as follows. First, the targeted amount of bonus to be paid annually is determined through the use of salary survey information based on a percentage of annual salary. An appropriate mix of business unit and/or corporate financial measures and individual performance measures is then determined and a payout schedule is set based upon percentage attainment of the performance goals. The magnitude of these performance goals is set in participation with the Board to reflect the marketplace conditions and an expectation of continuous improvement. The bonus payment begins at 70% attainment of financial goals and cannot exceed the equivalent of annual salary without special Board approval.

     Prior to 1995, Incentive Stock Options (ISOs) were used to provide long-term incentives to officers and other key employees. The ISOs currently outstanding for all officers other than Joseph P. Keithley's have an option price equal to the market price at the time of grant, vest in four years and expire in ten years from the date of grant. Mr. Keithley's outstanding ISOs were issued at 110% of the market price at the time of the grant, vest in four years and expire five years from the grant date. Joseph P. Keithley's ISOs contain different provisions than other officers since he controls more than 10% of the voting power of the Company. Since 1995 Non-qualified Stock Options (NSOs) are used to provide long-term incentives to officers and other key employees. Each year a stock option grant is made for each officer based upon competitive market practices. Options vest in four years and expire in ten years from the date of grant and have an option price equal to the market price at the time of grant.

  Chief Executive Officer Compensation.

     The Compensation and Human Resources Committee determined Mr. Keithley's compensation for fiscal 1997 based upon a number of criteria. The major facts that influenced the Committee's decisions were the median pay levels for CEOs in electronics firms of similar size (which include some but not all of the companies included in the Peer Group), the performance of the Company in sales growth and level of profits, and the general state of the electronic test and measurement industry.

     Mr. Keithley's salary for 1997 was increased by 6%. This increase leaves Mr. Keithley's base salary lower than the median paid to others in comparable positions in the electronics industry.

Compensation and Human Resources Committee
James T. Bartlett, Chairman
Brian R. Bachman
James B. Griswold
R. Elton White

                           COMPANY STOCK PERFORMANCE

     The following performance graph compares the five year cumulative return from investing $100 on September 30, 1992 in each of the Company's Common Shares, the Standard & Poor's 500 Index and the Standard & Poor's High Technology Composite Index, with dividends assumed to be reinvested when received.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
             AMONG KEITHLEY INSTRUMENTS, INC., THE S & P 500 INDEX
                     AND THE S & P TECHNOLOGY SECTOR INDEX

        MEASUREMENT PERIOD               KEITHLEY                            S & P TECHNOLOGY
      (FISCAL YEAR COVERED)          INSTRUMENTS, INC.       S & P 500            SECTOR
9/92                                               100                 100                 100
9/93                                               113                 113                 121
9/94                                               118                 117                 140
9/95                                               350                 152                 222
9/96                                               210                 183                 272
9/97                                               288                 267                 442

     *$100 INVESTED ON 09/30/92 IN STOCK OR INDEX-
     INCLUDING REINVESTMENT OF DIVIDENDS.
     FISCAL YEAR ENDING SEPTEMBER 30.

               PROPOSAL TO APPROVE THE KEITHLEY INSTRUMENTS, INC.
                       1997 DIRECTORS' STOCK OPTION PLAN

     On February 15, 1997, the Board of Directors adopted the Keithley Instruments, Inc. 1997 Directors' Stock Option Plan (the "Plan"), subject to approval by the Company's shareholders within 12 months of such date. The Plan was effective February 15, 1997, subject to ratification by a majority vote of the Company's Shareholders (the "Effective Date").

     Under the Plan, grants of options to purchase Common Shares ("Options") will be made to nonemployee directors of the Company ("Eligible Directors") as specified below. The Options provided for under the Plan are not intended to and do not quality as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     Shareholder approval of the Plan is being sought so that the grants of Options to Eligible Directors pursuant to the Plan will be exempt from the operation of Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"). In the absence of an exemption, Section 16(b) generally would require the forfeiture of any profit realized by an Eligible Director from any combination of purchase and sale of Common Shares within a six-month period. If the Company's shareholders fail to approve the Plan prior to February 15, 1998, the Plan and all Options granted under it will become null and void and have no further force or effect.

SHARES SUBJECT TO THE PLAN

     The aggregate number of Common Shares subject to grant under the Plan is 200,000. Such maximum number of Common Shares will be subject to appropriate adjustment upon the occurrence of certain events, including stock dividends, stock splits, mergers consolidations, reorganizations, recapitalizations, or other capital adjustments. If any Option granted under the Plan expires, terminates, or is surrendered or canceled without having been exercised in full, the Common Shares then subject thereto will be made available for grant under the Plan.

GRANT OF OPTIONS

     From and after the Effective Date, so long as the Plan remains in effect and Common Shares remain available for grants thereunder, each individual who qualifies as an Eligible Director at the close of any annual meeting of the shareholders of the Company shall automatically be granted an Option to purchase 5,000 Common Shares. In addition to the Options granted at the close of each annual meeting of shareholders, the Board of Directors of the Company, in it sole discretion, may grant additional Options under the Plan to newly-elected Outside Directors, as of the date of their initial election and in such amounts as the Board shall specify. The option price for each Common Share purchasable under an Option shall be the fair market value of a Common Share on the date such Option is granted. Fair market value for purposes of the Plan is defined as the average of the highest and lowest price for a Common Share, as quoted on the exchange on which Common Shares are then traded, on the date preceding the date of grant. All Options will be nontransferable. The Option price and the number of Common Shares subject to Options will be appropriately adjusted in the event of stock splits, stock dividends, recapitalization, and certain other events involving a change in the Company's capital structure.

EXERCISE OF OPTIONS

     Options granted under the Plan will vest on the date which is six months and one day after the later to occur of: (i) the Effective Date of the Plan; or
(ii) the date such Optionee is elected as a director; or (iii) the date such Option is granted. A Director who resigns or is removed before the date of vesting for any Options held by such Director shall forfeit such Option, unless otherwise approved by the Board of Directors. If an individual holding unexercised Options ceases to be an Eligible Director by reason of such individual's death, any Option held by such Eligible Director at the time of his or her death shall thereafter be exercised, to the extent such option was exercisable at the time of death, by the estate of the Eligible Director, within a period of one year from the date of such death regardless of the term of the Option remaining at the Optionee's death. No Option under the Plan will be transferable by an Eligible Director, other than by will or the laws of descent and distribution.

CHANGE IN CONTROL

     In the event of a Change in Control as defined in the Plan, all Options granted under the Plan shall vest upon the later to occur of (i) such Change in Control; or (ii) six months and one day after the date of grant of such Options.

PAYMENT FOR COMMON SHARES

     The Plan permits payment for Common Shares issuable upon the exercise of Options to be made in cash, by check, by delivery of Common Shares valued at their then-fair market value, or a combination of the above, so long as the sum of the fair market value of any cash, check or Common Shares equals the Option price.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors of the Company may at any time amend, modify, suspend or terminate the Plan, except with respect to Options already granted. The Plan shall be terminated and no further Options shall be granted hereunder as of the tenth anniversary of the Effective Date of this Plan. Options granted prior to such anniversary may extend beyond the date.

FEDERAL INCOME TAX CONSEQUENCES

     The discussion of federal income tax consequences which follows applies only to certain transactions under the Code, and concerns only the exercise of Options and disposition of Common Shares occurring during the lifetime of an Eligible Director. The consequences may differ if an Option is exercised or any Common Shares are disposed of following the death of an Eligible Director.

     An Eligible Director granted an Option generally will not realize taxable income upon the grant of such Option, nor will the Company become entitled to a federal income tax deduction at the time of such grant. However, the excess of the fair market value of Common Shares on the date an Option is exercised over the option price of such Shares will constitute compensation taxable to the Eligible Director exercising such Option as ordinary income. If the Company complies with the applicable withholding requirements, if any, it generally will be entitled to a federal income tax deduction in an amount equal to the compensation taxable to the Eligible Director as ordinary income. Such tax deduction is available in the year in which the income is taxable to such Eligible Director.

     If an Eligible Director uses Common Shares to pay part or all of the Option price, the federal income tax consequences of the exercise will differ slightly. The surrender of Common Shares in connection with the exercise will not be treated as a taxable disposition by the Eligible Director of those Shares. Instead, the number of Common Shares received by such Eligible Director in the exchange that equal the number of Shares surrendered will acquire the tax basis and holding period (for purposes of determining short-term and long-term gain) of the Common Shares they replace. The rest of the Common Shares received in the exchange (over and above the number of Shares exchanged for the surrendered Shares) will be treated as newly-issued Shares: they will have a holding period that commences on the date of the exercise, and their aggregate tax basis in the Eligible Directors' hands will be equal to the income recognized by such Eligible Directors upon exercise, plus any cash paid by such Eligible Directors as part of the Option price. Capital gain or loss on the sale of a particular Common Share will depend on whether such Share is deemed exchanged or deemed acquired; such gain or loss will be measured, based on the difference between the selling price and the applicable tax basis in such Share. The long-term or short-term nature of such gain or loss will depend on the applicable holding period for such Share.

NUMBER OF PERSONS ELIGIBLE

     There currently are six Directors eligible to participate in the Plan.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of holders of a majority of the outstanding shares is required for the approval of this proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                APPROVAL OF SELECTION OF INDEPENDENT ACCOUNTANTS

     Although the Code of Regulations of the Company does not require the submission of the selection of independent accountants to the shareholders for approval, the Board of Directors considers it desirable that its appointment of independent accountants be approved by the shareholders. The firm of Price Waterhouse LLP, an international firm of public accountants, has audited the annual financial statements of the Company since 1958. At the Annual Meeting, the Board of Directors will ask the shareholders to approve the selection of this firm as independent accountants for the Company for the fiscal year ending September 30, 1998.

     A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting, and he will have an opportunity to make a statement if he so desires. The representative will also be available to respond to appropriate questions from shareholders.

                                 OTHER MATTERS

     Reports will be laid before the meeting, including a letter from the Chairman of the Board, Chief Executive Officer and the President which accompanies the financial statements of the Company, and the report of independent accountants. The Board of Directors does not contemplate and does not intend to present for consideration the taking of action by shareholders with respect to any reports to be laid before the meeting or with respect to the minutes of the Annual Meeting held on February 15, 1997, which will be read at the meeting on February 14, 1998, unless a motion to dispense with a reading is adopted.

     The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

     Any shareholder proposal intended to be presented at the Annual Meeting of Shareholders to be held in 1999 must be received by the Company's Chairman and Chief Executive Officer at its principal executive offices not later than August 31, 1998, for inclusion in the Board of Directors' Proxy Statement and form of Proxy relating to that meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares and/or Class B Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should be submitted.

     Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good faith representation that as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such Annual Meeting. Written requests for such report should be directed to:

                                Ronald M. Rebner
                   Vice President and Chief Financial Officer
                           Keithley Instruments, Inc.
                               28775 Aurora Road
                               Solon, Ohio 44139

     You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

                                            By Order of the Board of Directors,

                                            /s/ James B. Griswold
                                            JAMES B. GRISWOLD
                                            Secretary

December 29, 1997

                             KEITHLEY INSTRUMENTS, INC.

                                CLASS B COMMON SHARES

    P            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    R           OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS
    O                 TO BE HELD ON SATURDAY, FEBRUARY 14, 1998
    X
    Y The undersigned hereby appoints JOSEPH P. KEITHLEY and RONALD M. REBNER and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all the Class B Common Shares of Keithley Instruments, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders of the Company to be held February 14, 1998, and at any postponements or adjournments thereof, and directs said proxies to vote as specified herein on the matters set forth in the notice of the meeting, and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, hereby revoking any and all proxies heretofore given.


         ELECTION OF DIRECTORS, Nominees:

         Joseph P. Keithley; Brian R. Bachman; Dr. Arden L. Bement, Jr.; James B. Griswold; and R. Elton White

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES NAMED ABOVE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


--------------------------------------------------------------------------------
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

                             ____
    [X]    PLEASE MARK YOUR |                                                                         |  9658
           VOTES AS IN THIS |                                                                         |_____
           EXAMPLE.

  This Proxy when properly executed will be voted in the manner directed herein by the shareholder. IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED FOR ITEM 1, ITEM 2 AND ITEM 3.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1, ITEM 2 AND ITEM 3.




                                               FOR     WITHHELD                                            FOR  AGAINST  ABSTAIN
             Item 1. Election of Directors    [   ]      [   ]    Item 2. Proposal to approve the          [  ]   [  ]     [  ]
             (see reverse)                                                Keithley Instruments, Inc.
                                                                          1997 Directors' Stock Op-
                                                                          tion Plan.
                                                                                                           FOR  AGAINST  ABSTAIN
                                                                  Item 3. Proposal to approve the          [  ]   [  ]     [  ]
                                                                          Board of Directors' selec-
                                                                          tion of Price Waterhouse
                                                                          LLP as independent
                                                                          accountants of the
                                                                          Company.

                                                               The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. NOTE: Please sign name(s) exactly as printed hereon. Joint owners should each sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.



                                                                -------------------------------------------

                                                                -------------------------------------------
                                                                SIGNATURE(S)                       DATE


  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE  ENCLOSED ENVELOPE
 ---------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE

                                                         [KEITHLEY  LOGO]

                                                  ANNUAL MEETING OF SHAREHOLDERS
                                                         FEBRUARY 14, 1998
                                                            12:00 NOON
                                                    KEITHLEY INSTRUMENTS, INC.
                                                      CORPORATE HEADQUARTERS
                                                         28775 AURORA ROAD
                                                            SOLON, OHIO


                                                       CLASS B COMMON SHARES


                             KEITHLEY INSTRUMENTS, INC.

                                    COMMON SHARES

    P            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    R           OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS
    O                 TO BE HELD ON SATURDAY, FEBRUARY 14, 1998
    X
    Y The undersigned hereby appoints JOSEPH P. KEITHLEY and RONALD M. REBNER and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all the Common Shares of Keithley Instruments, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders of the Company to be held February 14, 1998, and at any postponements or adjournments thereof, and directs said proxies to vote as specified herein on the matters set forth in the notice of the meeting, and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, hereby revoking any and all proxies heretofore given.

         ELECTION OF DIRECTORS, Nominees:

         Joseph P. Keithley; Ronald M. Rebner*; Brian R. Bachman;
         James T. Bartlett*; Dr. Arden L. Bement, Jr.; James B. Griswold; Leon J. Hendrix, Jr.*; and R. Elton White

         *Elected by holders of Common Shares only.

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES NAMED ABOVE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.




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                                      LOGO

                             ____
    [X]    PLEASE MARK YOUR |                                                                         |  9625
           VOTES AS IN THIS |                                                                         |_____
           EXAMPLE.

  This Proxy when properly executed will be voted in the manner directed herein by the shareholder. IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED FOR ITEM 1, ITEM 2 AND ITEM 3.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1, ITEM 2 AND ITEM 3.




                                               FOR     WITHHELD                                            FOR  AGAINST  ABSTAIN
             Item 1. Election of Directors    [   ]      [   ]    Item 2. Proposal to approve the          [  ]   [  ]     [  ]
             (see reverse)                                                Keithley Instruments, Inc.
                                                                          1997 Directors' Stock Op-
                                                                          tion Plan.
                                                                                                           FOR  AGAINST  ABSTAIN
                                                                  Item 3. Proposal to approve the          [  ]   [  ]     [  ]
                                                                          Board of Directors' selec-
                                                                          tion of Price Waterhouse
                                                                          LLP as independent
                                                                          accountants of the
                                                                          Company.

                                                               The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. NOTE: Please sign name(s) exactly as printed hereon. Joint owners should each sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.



                                                                -------------------------------------------

                                                                -------------------------------------------
                                                                SIGNATURE(S)                       DATE


  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE  ENCLOSED ENVELOPE
 ---------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE

                                                         [KEITHLEY  LOGO]

                                                  ANNUAL MEETING OF SHAREHOLDERS
                                                         FEBRUARY 14, 1998
                                                            12:00 NOON
                                                    KEITHLEY INSTRUMENTS, INC.
                                                      CORPORATE HEADQUARTERS
                                                         28775 AURORA ROAD
                                                            SOLON, OHIO


                                                           COMMON SHARES
